SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      November 13, 2007 (November 13, 2007)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


       Washington                    0-26542                 91-1141254
     (State or Other         (Commission file number)      (I.R.S. Employer
      Jurisdiction                                        Identification No.)
    of Incorporation)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)

                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 13, 2007, Redhook Ale Brewery, Incorporated ("Redhook") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Widmer Brothers Brewing Company, an Oregon corporation ("Widmer"), pursuant to which Widmer will merge with and into Redhook, and each outstanding share of capital stock of Widmer (other than any dissenting shares entitled to statutory appraisal rights under Oregon law) will be converted into the right to receive 2.1551 shares of Redhook common stock. The merger will result in Widmer shareholders and existing Redhook shareholders each holding approximately 50% of the outstanding shares of the combined company (assuming that no Widmer shareholder exercises statutory appraisal rights). In connection with the merger, Redhook will change its name to "Craft Brewers Alliance, Inc."

Redhook and Widmer have made customary representations, warranties and covenants in the Merger Agreement, including, among others, a covenant by Redhook to cause a meeting of Redhook shareholders to be held to approve issuance of the shares of common stock issuable in the merger. Redhook has also agreed to use commercially reasonable efforts to cause the following individuals to be appointed to the following indicated positions immediately after consummation of the merger: Kurt Widmer, Chairman of the Board; Paul Shipman, Chairman Emeritus and Consultant to the Board; David Mickelson, current President and Chief Operating Officer of Redhook, as Co-Chief Executive Officer; and Terry Michaelson, current President of Craft Brands Alliance LLC, as Co-Chief Executive Officer. Redhook has also agreed to appoint certain other officers of Widmer as officers of Redhook following consummation of the merger.

The merger is subject to customary conditions to closing, including (i) regulatory approval from the Alcohol and Tobacco Tax and Trade Bureau and state licensing agencies, (ii) approval of Anheuser-Busch, Incorporated, (iii) approval by the requisite vote of Redhook shareholders of the issuance of the shares of common stock issuable in the merger, (iv) approval of the merger by the requisite vote of Widmer shareholders, (v) accuracy of the representations and warranties made by the parties under the Merger Agreement, (vi) compliance by the parties with their covenants, and (vii) the absence of any material adverse change to either Redhook or Widmer.

The foregoing brief summary of the material terms and conditions of the merger and the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

A copy of the joint press release issued by Redhook and Widmer announcing the merger is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Additional Information About the Merger and Where to Find It

Redhook Ale Brewery, Incorporated intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a joint proxy statement/prospectus and other documents regarding the proposed transaction. Investors and security holders are urged to read the registration statement on Form S-4 and the related joint proxy statement/prospectus (including any amendments or supplements to those documents) and any other relevant materials when they become available, because they will contain important information about Redhook, Widmer and the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Redhook by directing a request by email to Investor.Relations@Redhook.com or by mail to Redhook Ale Brewery, Incorporated, 14300 NE 145th Street, Suite 210, Woodinville, WA 98072, Attn.: Investor Relations. In addition, investors and security holders may access copies of documents filed by Redhook with the SEC in the Investor Relations area of Redhook's website at www.redhook.com.


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Participants in the Solicitation

Redhook and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Redhook in connection with the proposed transaction. Information concerning the interests of these executive officers and directors in the transaction, including their beneficial ownership of Redhook common stock, will be included in the joint proxy statement/prospectus referred to above. Additional information regarding the executive officers and directors of Redhook is included in Redhook's proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 20, 2007, and in its annual report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 23, 2007. These documents are available free of charge at the SEC's website (www.sec.gov) and from Investor Relations of Redhook at the email and mailing addresses shown above.

Forward-Looking Statements

The foregoing information regarding the proposed merger includes forward looking statements that are subject to risks and uncertainties, including but not limited to the possibility that the proposed merger may not ultimately close for a number of reasons, such as either company not obtaining the requisite shareholder approval or the inability to obtain the approval of Anheuser-Busch Incorporated; that prior to closing of the merger, the businesses of Redhook and Widmer, including the retention of key employees, may suffer due to uncertainty; that, in the event the merger is completed, the combined company may not have greater opportunities and advantages; that the combination of Redhook and Widmer may not result in a company better positioned to compete on a national basis; that the operational, financial and management controls, reporting systems and procedures of the combined companies may be inadequate; and that the parties may be unable to successfully execute their integration strategies or realize the expected benefits of the merger. Other factors that could create or contribute to other risks and uncertainties are more fully described in Redhook's filings with the SEC, including, but not limited to, Redhook's annual report on Form 10-K for the year ended December 31, 2006. The forward-looking statements in this report speak only as of the date hereof, and Redhook expressly disclaims any intent or obligation to update these forward-looking statements.


Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

2.1 Agreement and Plan of Merger between Redhook Ale Brewery, Incorporated and Widmer Brothers Brewing Company dated November 13, 2007.

99.1 Press release dated November 13, 2007 announcing the signing of the Merger Agreement.


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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REDHOOK ALE BREWERY, INCORPORATED



Dated: November 13, 2007                 BY:  /s/ David J. Mickelson
                                              ----------------------------------
                                                  David J. Mickelson
                                                  President and Chief Operating
                                                  Officer


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                                  EXHIBIT INDEX



Exhibit
Number       Description of Document

2.1 Agreement and Plan of Merger between Redhook Ale Brewery, Incorporated and Widmer Brothers Brewing Company dated November 13, 2007.

99.1 Press release dated November 13, 2007 announcing the signing of the Merger Agreement.


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